Exhibit 10.1

Form of Purchase Agreement

GRAMERCY CAPITAL CORP.

INVESTMENT PROCEDURES

The prospective investor (the “Investor”) understands that the offer and sale of the common stock, par value $0.001 per share (the “Common Stock”), of Gramercy Capital Corp., a Maryland corporation (the “Company”), to the Investor is not being registered under the Securities Act of 1933, as amended (the “Securities Act”), but rather is being made privately by the Company.

The Investor should complete the following steps prior to the intended date of purchase for the Common Stock:

1.  Complete and execute the attached purchase agreement (the “Agreement”) and send the completed Agreement and an executed signature page to the Company at the address below so that the Company may determine whether you are eligible to subscribe for and purchase shares of the Common Stock.

2.  Upon your delivery of a completed Agreement, you will be deemed to have irrevocably subscribed for the number of shares of Common Stock indicated on the Agreement, which subscription includes an irrevocable commitment to pay the full amount of the purchase price for the Common Stock.  If the subscription is not accepted for any reason, the purchase price for the Common Stock (the “Subscription Amount”) will be returned to you.

3.  In connection with the closing of the offering, you must pay the Subscription Amount in accordance with prior delivery instructions received from the Company.

4.  Please send the Agreement, including an executed signature page and direct all questions to:

Gramercy Capital Corp.
420 Lexington Avenue
New York, New York 10170
Attention:  Robert R. Foley
Phone:  212-297-1000

5.  After the Company receives a copy of the Agreement, including an executed signature page, the Company will notify you whether you are eligible to subscribe for and purchase shares of the Common Stock and your subscription has been accepted, and will notify you of the subscription date (the “Offering Date”).

6.  Upon acceptance of the subscription, a counterpart copy of the executed Agreement will be signed as accepted on behalf of the Company and be returned to you.

The Agreement, as well as payment in immediately available funds of the Subscription Amount, must be received no later than the closing, subject to the discretion of the Company to waive such “prior receipt” requirement.

iv

THE ENCLOSED DOCUMENTS ARE CONFIDENTIAL AND MAY NOT BE REPRODUCED, DUPLICATED OR DELIVERED BY YOU TO ANY OTHER PERSON FOR ANY REASON.

If requested by the Company, each Investor which is an entity must provide evidence satisfactory to the Company that the organizational documents of the Investor permit it to make investments in securities such as the Common Stock, that all appropriate action has been taken by the Investor to authorize the investment and that the person or persons executing the Agreement have the authority to do so.

v

PURCHASE AGREEMENT

This purchase agreement (the “Agreement”), dated as of December 3, 2004, is by and among Gramercy Capital Corp., a Maryland corporation (the “Seller” or the “Company”),                 (the “Investment Adviser”), which is entering into this Agreement on behalf of itself (as to Paragraph 5 of this Agreement) and those individual purchasers (each, a “Subscriber” and collectively, the “Subscribers”) which are listed under their respective names on Schedule A.

In connection with the Subscriber’s proposed purchase of shares of common stock, par value $0.001 per share of the Company (the “Common Stock”), with the number of shares of Common Stock acquired by each Subscriber set forth on Schedule A, the parties hereto agree as follows:

1.  Upon the terms and subject to the conditions set forth in this letter, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such number of shares of Common Stock as is set forth on the signature page of this letter at a price equal to $17.27 per share (the “Purchase Price”).  The Subscriber agrees to deliver to the Company on the closing date (the “Closing Date”) designated by the Company (as set forth in Paragraph 7 hereof), upon receipt of the stock certificates representing the Common Stock, the Purchase Price by wire transfer of United States dollars in immediately available funds to an account specified by the Company in writing.

2.  The Subscriber understands and agrees that the Common Stock is being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) and that the Common Stock has not been registered under the Securities Act and, unless so registered, may not be resold except as permitted in the following sentence.  The Subscriber agrees, on its own behalf and on behalf of each account for which it acquires any Common Stock, that, if in the future it decides to offer, resell, pledge or otherwise transfer such Common Stock, such Common Stock may be offered, resold, pledged or otherwise transferred only (a) to the Company or a subsidiary thereof, (b) pursuant to a registration statement that has been declared and is effective under the Securities Act or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of Subscriber’s property or the property of such investor account or accounts be at all times within Subscriber’s or their control and subject to compliance with any applicable state securities laws.  The Subscriber understands that the registrar and transfer agent for the Common Stock will not be required to accept for registration of transfer any Common Stock, except upon presentation of evidence satisfactory to the Company and the transfer agent that, unless such Common Stock is already registered under the Securities Act, an exemption to the registration requirement under the Securities Act and the rules and regulations thereunder have been complied with.  The Subscriber further understands that any certificates representing Common Stock acquired by it will bear a legend reflecting the substance of this paragraph.  The Subscriber acknowledges, on its own behalf and on behalf of any investor account for which it is purchasing the Common Stock, that the Company reserves the right to restrict any offer, sale or other transfer of the Common Stock pursuant to clause (c) above and to require the completion, execution and delivery of (i) a letter from the transferee substantially in the form of the Transferee’s Letter attached hereto as Appendix A and (ii) an opinion of counsel satisfactory to the Company that the proposed transfer does not require registration under the Securities Act.  WITHOUT LIMITING THE FOREGOING, UNLESS AND UNTIL THE COMPANY NOTIFIES YOU OTHERWISE IN WRITING, THE SUBSCRIBER ACKNOWLEDGES AND AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT IS PURCHASING COMMON STOCK, THAT IT CANNOT AND WILL NOT SELL OR OTHERWISE TRANSFER ANY COMMON STOCK WITHOUT (I) A COMPLETED AND EXECUTED LETTER FROM THE PROSPECTIVE TRANSFEREE IN THE FORM OF THE TRANSFEREE’S LETTER ATTACHED HERETO AS

APPENDIX A AND THE DELIVERY OF SUCH TRANSFEREE’S LETTER TO THE COMPANY AND (II) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT.

3.  The Subscriber hereby represents and agrees as follows:

3.1                                 The Subscriber acknowledges that the Subscriber must qualify under the standards described below, in order to qualify for the purchase of Common Stock.

3.2                                 The Subscriber is an “accredited investor,” as such term is defined in Regulation D under the Securities Act (an “Accredited Investor”).

3.3                                 The Subscriber acknowledges that it is able to bear the economic risk of an investment in the Common Stock.

3.4                                 The Subscriber acknowledges that the Subscriber has prior investment experience, including investment in non-listed and non-registered securities, or the Subscriber has employed the services of an investment advisor to read all of the documents furnished or made available by the Company both to the Subscriber or the investment advisor and to all other prospective investors in the Common Stock and to evaluate the merits and risks of such an investment on the Subscriber’s behalf.

3.5                                 The Subscriber has received such information as the Subscriber deems necessary in order to make an investment decision with respect to the Common Stock.  The Subscriber acknowledges that the Subscriber and the Subscriber’s advisor(s), if any, have had the right to ask questions of and receive answers from the Company and its officers and directors, and to obtain such information concerning the terms and conditions of this offering of the Common Stock, as the Subscriber and the Subscriber’s advisor(s), if any, deem necessary to verify the accuracy of any information that the Subscriber deems relevant to making an investment in the Common Stock.  The Subscriber represents and agrees that prior to the Subscriber’s agreement to purchase Common Stock, the Subscriber and the Subscriber’s advisor(s), if any, will have asked such questions, received such answers and obtained such information as the Subscriber deems necessary to verify the accuracy of any information that the Subscriber deems relevant to making an investment in Common Stock.  The Subscriber became aware of this offering of the Common Stock and the Common Stock was offered to the Subscriber solely by means of direct contact between the Subscriber and the Company.  The Subscriber did not become aware of, nor were the shares of Common Stock offered to the Subscriber by any other means, including, in each case, by any form of general solicitation or general advertising.  In making the decision to purchase the Common Stock, the Subscriber relied solely on the information obtained by the Subscriber directly from the Company as a result of any inquiries by the Subscriber or the Subscriber’s advisor(s).

3.6                                 The Subscriber hereby acknowledges that the offering of Common Stock has not been reviewed by, and the fairness of such Common Stock has not been determined by, the United States Securities and Exchange Commission (“Commission”) or any state regulatory authority, because the Offering is intended to be a private placement pursuant to Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

3.7                                 The Subscriber understands that the Common Stock has not been registered under the Securities Act or any state securities or “blue sky” laws and is being sold in reliance on exemptions from the registration requirements of the Securities Act and such laws.  The

Subscriber agrees on the Subscriber’s own behalf and on behalf of any investor account for which the Subscriber is purchasing Common Stock to offer, sell or otherwise transfer any such Common Stock only in accordance with the terms thereof.

3.8                                 The Subscriber is acquiring the Common Stock for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act.  The Subscriber was not formed for the specific purpose of acquiring the Common Stock.

3.9                                 The Subscriber is acquiring the Common Stock for the Subscriber’s own account or for one or more accounts (each of which is an Accredited Investor) as to each of which the Subscriber exercises sole investment discretion and is authorized to make the representations, and enter into the agreements, contained in this letter.

3.10                           The Subscriber consents to the placement of a legend on the certificate evidencing the Common Stock, stating that such Common Stock has not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof.  The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Common Stock.

3.11                           The Subscriber, if acting in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement, to make the representations and warranties specified herein, and to consummate the transactions contemplated herein on behalf of the subscribing partnership, trust, corporation or other entity for which the Subscriber is acting and such partnership, trust, corporation, or other entity has full right and power to subscribe for Common Stock and perform its obligations hereunder.

The Subscriber is not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

3.12                           The Subscriber is not and for so long as it holds Common Stock will not be (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not it is subject to Title I of ERISA, including without limitation governmental and non-U.S. plans, (ii) a plan described in Section 4975 of the Internal Revenue Code (the “Code”), (iii) an entity whose underlying assets include plan assets by reason of a plan’s investment in such entity (including but not limited to an insurance company general account), or (iv) an entity that otherwise constitutes a “benefit plan investor” within the meaning of the DOL Regulation Section 2510.3-101 (29 C.F.R. Section 2510.3-101) (any of the foregoing, a “Benefit Plan Investor”).

3.13                           The Subscriber acknowledges that the Common Stock may not be purchased by or otherwise acquired by any Benefit Plan.

3.14                           The Subscriber (and any investor account for which the Subscriber is purchasing Common Stock) agrees that the Company may rely, and shall be protected in acting upon, any papers or other documents which may be submitted to any of them in connection with the sale and subsequent transfers of the Common Stock and which are reasonably believed by them to be genuine and reasonably appear to have been signed or presented by the proper party or parties.

3.15                           The Company is entitled to rely upon this letter and is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

3.16                           The Subscriber acknowledges that it or its advisor has had the opportunity to review that certain Registration Rights Agreement dated the closing date by and between the Company and the Subscriber, and agrees to the terms thereof.  Execution of the signature page to this agreement will act as execution of the registration rights agreement.

3.17                           The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by the Subscriber to the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of this Agreement and the Closing Date, as if made on and as of each such date, and shall survive each such date and if there should be any material change in such information prior to the Closing Date of the sale of the Common Stock, the Subscriber shall immediately furnish in writing such revised or corrected information to the Company.  The Subscriber understands that the Company will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Subscriber hereby consents to such reliance.

4.  The Seller hereby represents and warrants as follows:

4.1                                 Since the date as of the Seller’s most recently filed publicly available information, including current, quarterly and annual reports and information, documents and other reports with respect to the Company filed with the Commission pursuant to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), furnished to the Subscriber or otherwise publicly available (the “Information”), except as otherwise stated therein, (A) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Seller, whether or not arising in the ordinary course of business; provided, however, that a mere change in the price of the Company’s Common Stock in the absence of any other event that would be considered a material adverse event shall not be deemed a material adverse change for this purpose, (B) there have been no transactions entered into by the Seller other than (i) those in the ordinary course of business which are material with respect to the Seller, or (ii) real estate and real estate related transactions which are not deemed “in the ordinary course of business” for purposes of reporting under the Exchange Act, but which are customary and consistent with the business objectives of the Company and (C) other than regular quarterly dividends, there has been no dividend or distribution of any kind declared, paid or made by the Seller on any class of its shares of Common Stock.

4.2                                 The Seller has been duly incorporated and is validly existing in good standing under the laws of the State of Maryland.  The Seller has the required corporate power and authority to conduct its business as described in the Information; and the Seller is duly qualified as a foreign corporation to transact business in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Seller.

4.3                                 As of the date hereof, the authorized capital stock of the Seller consisted of 100,000,000 shares of Common Stock and 25,000,000 shares of preferred stock, par value $.001 per share, of which 13,312,500 shares of Common Stock are issued and outstanding.  The issued and outstanding shares of Common Stock of the Seller have been duly authorized and validly issued and are fully paid and non-assessable; the shares of Common Stock to be offered pursuant to this Agreement have been duly authorized and when issued and delivered as contemplated hereby, will be validly issued, fully paid and non-assessable; the issuance of the shares of Common Stock is not subject to preemptive or other similar rights.  No order halting or suspending trading in securities of the Seller nor prohibiting the sale of such securities has been issued to and is outstanding against the Seller or its directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened.

4.4                                 The Seller is not in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the Seller is a party or by which it is bound, or to which any of the property or assets of the Seller is subject where such violation or default would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Seller; and, the execution, delivery and performance of this Agreement, and the issuance and delivery of the shares of Common Stock and the consummation of the transactions contemplated herein have been duly authorized by all necessary action and will not conflict with or constitute a material breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Seller pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the Seller is a party or by which it or any of them may be bound, or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of the articles of incorporation, bylaws or other organizational documents of the Seller or any applicable law, administrative regulation or administrative or court decree.

4.5                                 The Seller is organized in conformity with the requirements for qualification and, as of the date hereof and as of the Closing, operates in a manner that qualifies it as a “real estate investment trust” under the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder and will be so qualified after giving effect to the Offering.

4.6                                 The Seller is not, and upon the issuance and sale of the Common Stock as herein contemplated and the application of the proceeds therefrom will not be, required to be registered under the Investment Company Act of 1940, as amended.

4.7                                 There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Seller, threatened or contemplated, against or affecting the Seller, which is required to be disclosed in the Information (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Seller, or which might materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Seller is a party or of which its properties or assets is the subject which are not described in the Information, including any ordinary routine litigation incidental to its business, are, considered in the aggregate, not material to the business of the Seller.

4.8                                 No authorization, approval or consent of any court or United States federal or statement governmental authority or agency is necessary in connection with the sale of the Common Stock hereunder.

4.9                                 No authorization, approval or consent of the shareholders of the Seller is required or necessary in connection with the sale of the Common Stock pursuant to the articles of incorporation, bylaws or other organizational documents of the Seller or the rules and regulations of the New York Stock Exchange.

4.10                           The Common Stock sold in the Offering will be issued and sold pursuant to the registration exemption provided by Regulation D and Section 4(2) of the Securities Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder.

4.11                           The Seller possesses such material certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by them, and the Seller has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Seller, nor to the knowledge of the Seller are any such proceedings threatened or contemplated.

4.12                           This Agreement has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding agreement of the Seller, enforceable against it in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought

5.  To induce Seller to enter into this Agreement, the Investment Adviser hereby represents and warrants that:

5.1                                 It is an “investment adviser” as such term is defined under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is duly registered with the Commission.

5.2                                 It is duly organized, validly existing and in good standing under the laws of its state of organization. It is duly qualified to do business and is in good standing in each jurisdiction where its ownership or leasing of property or assets or the conduct of its business requires it to be so qualified. It has in effect all federal, state, local and foreign governmental authorizations necessary for it to own or lease its properties and assets and to carry on its business as it is now conducted.

5.3                                 It has been duly authorized to act as investment adviser on behalf of each of the Subscribers listed under its name on Schedule A hereto.

5.4                                 It has the power and authority to enter into and execute this Agreement on behalf of each of the Subscribers listed under its name on Schedule A hereto.

5.5                                 This Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding agreement of the Investment Adviser, enforceable against it in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

5.6                                 In connection with the execution, delivery or performance of this Agreement, it is not required to make or obtain any consents or approvals of, or filings or registrations with, any court, administrative agency or commission or other governmental authority or instrumentality, including the Commission, or with any third party.

5.7                                 Neither the Investment Adviser nor any “person associated with an investment adviser” (as defined in the Advisers Act) thereof, as applicable, is ineligible pursuant to Section 203 of the Advisers Act to serve as an investment adviser or as an associated person to a registered investment adviser or has committed any act enumerated in Rule 206(4)-(4)(b) under the Advisers Act.

6.  As a condition to Closing, (i) each of the representations and warranties of the parties hereto shall be true and correct in all material respects, and (ii) the Subscribers shall have received an opinion from Clifford Chance US LLP, dated as of the Closing Date, substantially in the form attached hereto as Appendix B.

7.  Provided that the conditions set forth in Paragraph 6 hereto have been met or waived at such time, the transactions contemplated hereby shall be consummated upon four business days’ notice to the Investment Adviser but not later than January 3, 2005, or at such other time and date as the parties hereto shall agree to in writing.

8.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  The parties consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York in connection with any civil action concerning any controversy, dispute or claim arising out of or relating to this Agreement, or any other agreement contemplated by, or otherwise with respect to, this Agreement or the breach hereof, unless such court would not have subject matter jurisdiction thereof, in which event the parties consent to the jurisdiction of the State of New York.  The parties hereby waive and agree not to asset in any litigation concerning this Agreement the doctrine of forum non conveniens.

9.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in a writing that is executed by each of the parties hereto.

10.  This Agreement shall inure to the benefit of and be binding upon the Seller and the Subscribers.  Nothing in this Agreement is intended, or shall be construed, to give any other person or entity any right hereunder or by virtue hereof.  This Agreement may not be assigned by the Seller or the Subscribers without the prior written consent of the other party hereto.

11.  In the event that any provisions hereof shall be determined to be invalid or unenforceable in any respect, such determination shall not affect such provision in any other respect or any other provision hereof, which shall remain in full force and effect.  This Agreement may be executed in separate counterparts, each of which shall be deemed an original and all of which together shall be deemed to constitute one and the same instrument.

THE UNDERSIGNED UNDERSTANDS, WITHOUT LIMITATION, THAT TRANSFERS OF THE COMMON STOCK ARE SUBJECT TO THE REQUIREMENT THAT A TRANSFEREE’S LETTER AND OPINION LETTER BE DELIVERED TO THE COMPANY, AS PROVIDED ABOVE IN SECTION 2.

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

Date: , 2004	Very truly yours,

INVESTMENT ADVISER

By:
Print Name: Company Name: Title: Address:

GRAMERCY CAPITAL CORP.

By:

Appendix A

TRANSFEREE’S LETTER

Gramercy Capital Corp.
420 Lexington Avenue
New York, New York 10170

[Seller]

Dear Sirs:

In connection with the undersigned’s proposed purchase of shares of common stock, par value $.001 per share (the “Common Stock”), of Gramercy Capital Corp. (the “Company”) from             (“Seller”), the undersigned confirms and agrees that:

1.                                       The undersigned understands and agrees that the Common Stock has been offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) and that the Common Stock has not been registered under the Securities Act and, unless so registered, may not be resold except as permitted in the following sentence.  The undersigned agrees, on its own behalf and on behalf of each account for which it acquires any Common Stock, that, if in the future it decides to offer, resell, pledge or otherwise transfer such Common Stock, such Common Stock may be offered, resold, pledged or otherwise transferred only (a) to the Company or a subsidiary thereof, (b) pursuant to a registration statement that has been declared and is effective under the Securities Act or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of undersigned’s property or the property of such investor account or accounts be at all times within undersigned’s or their control and subject to compliance with any applicable state securities laws.  The undersigned understands that the registrar and transfer agent for the Common Stock will not be required to accept for registration of transfer any Common Stock, except upon presentation of evidence satisfactory to the Company and the transfer agent that, unless such Common Stock is already registered under the Securities Act, an exemption to the registration requirement under the Securities Act and the rules and regulations thereunder have been complied with.  The undersigned further understands that any certificates representing Common Stock acquired by it will bear a legend reflecting the substance of this paragraph.  The undersigned acknowledges, on its own behalf and on behalf of any investor account for which it is purchasing the Common Stock, that the Company reserves the right to restrict any offer, sale or other transfer of the Common Stock pursuant to clause (c) above or to require the completion, execution and delivery of a letter from the transferee substantially in the form hereof and certifications and other information satisfactory to the Company and the registrar and transfer agent and an opinion of counsel satisfaction to the Company that the proposed transfer does not require registration under the Securities Act.  WITHOUT LIMITING THE FOREGOING, UNLESS AND UNTIL THE COMPANY NOTIFIES YOU OTHERWISE IN WRITING, THE UNDERSIGNED ACKNOWLEDGES AND AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT IS PURCHASING COMMON STOCK, THAT IT CANNOT AND WILL NOT SELL OR OTHERWISE TRANSFER ANY

COMMON STOCK WITHOUT (I) A COMPLETED AND EXECUTED LETTER FROM THE PROSPECTIVE TRANSFEREE IN THE FORM OF THIS TRANSFEREE’S LETTER AND THE DELIVERY OF SUCH TRANSFEREE’S LETTER TO THE COMPANY AND (II) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT.

2.  The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act.

3.  The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Stock, and each of the undersigned and any account for which the undersigned is acting is able to bear the economic risk of such investment and can afford the complete loss of such investment.

4.  The undersigned is acquiring the Common Stock for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act.  The undersigned was not formed for the specific purpose of acquiring the Common Stock.

5.  The undersigned is acquiring the Common Stock for the undersigned’s own account or for one or more accounts (each of which is an Accredited Investor) as to each of which the undersigned exercises sole investment discretion and is authorized to make the representations, and enter into the agreements, contained in this letter.

6.  The undersigned has received such information as the undersigned deems necessary in order to make an investment decision with respect to the Common Stock.  The undersigned acknowledges that the undersigned and the undersigned’s advisor(s), if any, have had the right to ask questions of and receive answers from the Company and its officers and directors, and to obtain such information concerning the terms and conditions of this offering of the Common Stock, as the undersigned and the undersigned’s advisor(s), if any, deem necessary to verify the accuracy of any information that the undersigned deems relevant to making an investment in the Common Stock.  The undersigned represents and agrees that prior to the undersigned’s agreement to purchase Common Stock, the undersigned and the undersigned’s advisor(s), if any, will have asked such questions, received such answers and obtained such information as the undersigned deems necessary to verify the accuracy of any information that the undersigned deems relevant to making an investment in Common Stock.  The undersigned became aware of this offering of the Common Stock and the Common Stock was offered to the undersigned solely by direct contact between the undersigned and Seller.  The undersigned did not become aware of, nor were the shares of Common Stock offered to the undersigned by any other means, including, in each case, by any form of general solicitation or general advertising.  In making the decision to purchase the Common Stock, the undersigned relied solely on the information filed with the Securities and Exchange Commission or obtained by the undersigned directly from the Company as a result of any inquiries by the undersigned or the undersigned’s advisor(s).

7.  The undersigned is not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

8.  The undersigned is not and for so long as it holds Common Stock will not be (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not it is subject to Title I of ERISA, including without limitation governmental and non-U.S. plans, (ii) a plan described in Section 4975 of the Internal Revenue Code, (iii) an entity whose underlying assets include plan assets by reason of a plan’s investment in such entity (including but not limited to an insurance company general account), or (iv) an entity that otherwise constitutes a “benefit plan investor” within the meaning of the DOL Regulation Section 2510.3-101 (29 C.F.R. Section 2510.3-101) (any of the foregoing, a “Benefit Plan Investor”).

9.  The undersigned acknowledges that the Company, Seller and others will rely on the acknowledgments, representations and warranties contained in this letter.  The undersigned agrees to promptly notify the Company and Seller if any of the acknowledgments, representations and warranties set forth herein are no longer accurate.  The undersigned agrees that each purchase by the undersigned of securities from Seller will constitute a reaffirmation of the acknowledgments, representations and warranties herein (as modified by any such notice) as of the time of such purchase.

10.  The Company and Seller are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

THE UNDERSIGNED UNDERSTANDS, WITHOUT LIMITATION, THAT TRANSFERS OF THE COMMON STOCK ARE SUBJECT TO THE REQUIREMENT THAT A TRANSFEREE’S LETTER AND OPINION LETTER BE DELIVERED TO THE COMPANY, AS PROVIDED ABOVE IN SECTION 1.

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

Date: ,	Very truly yours,

By:
Print Name: Company Name: Title: Address:

Common Stock to be purchased:

                                                                                                        shares of Common Stock.

Schedule A

Name, exactly as it should appear on stock certificate (if applicable):

Address:

Address to which stock certificate should be delivered (if different from that above):

Tax Identification No. or Social Security No.:

Common Stock to be purchased:

                                                                                                        shares of Common Stock.